SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 20, 2003

INCARA PHARMACEUTICALS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-27410	56-1924222
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

P.O. Box 14287 79 T. W. Alexander Drive 4401 Research Commons, Suite 200 Research Triangle Park, North Carolina	27709
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (919) 558-8688

Item 5.	Other Events and Regulation FD Disclosure

On November 20, 2003, Incara Pharmaceuticals Corporation issued a press release announcing that its stockholders approved its corporate reorganization. A copy of this press release is attached as an exhibit.

Item 7.	Financial Statements and Exhibits

(c)	Exhibits

Exhibit 99.1	Press release dated November 20, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

INCARA PHARMACEUTICALS CORPORATION
Date: November 20, 2003

/s/ Richard W. Reichow

Richard W. Reichow Executive Vice President and Chief Financial Officer